Exhibit 99.1

Financial Statements

WEBSTER STREET HOTEL, LLC

Years Ended December 31, 2004 and 2003

WEBSTER STREET HOTEL, LLC

Years Ended December 31, 2004 and 2003

CONTENTS

Page
Independent auditors’ report	1

Financial statements:

Balance sheets	2

Statements of operations	3

Statements of members’ equity	4

Statements of cash flows	5

Notes to financial statements	6-9

Independent Auditors’ Report

To the Members
Webster Street Hotel, LLC
Shelton, Connecticut

We have audited the accompanying balance sheets of Webster Street Hotel, LLC as of December 31, 2004 and 2003, and the related statements of operations, members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Webster Street Hotel, LLC as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Dworken, Hillman, LaMorte & Sterczala, P.C.

February 10, 2005

WEBSTER STREET HOTEL, LLC

BALANCE SHEETS

	December 31,
	2004	2003
Assets (Notes 4 and 5)
Current assets:
Cash	$365,008	$247,894
Restricted cash	558,806	124,098
Accounts receivable	97,640	82,336
Prepaid expenses and other	53,400	51,271

Total current assets	1,074,854	505,599
Property and equipment (Note 2)	27,888,747	29,001,877
Prepaid ground lease, net of accumulated amortization (2004, $20,822; 2003, $10,411) (Note 3)	968,251	978,662
Deferred costs, net of accumulated amortization (2004, $42,144; 2003, $449,561)	354,232	220,040
Other		6,553

Total Assets	$30,286,084	$30,712,731

Liabilities and Members’ Equity
Current liabilities:
Note payable, bank (Note 5)		$17,641,029
Accounts payable and accrued expenses	$612,446	473,854

Total current liabilities	612,446	18,114,883
Long-term debt (Note 4)	19,000,000
Members’ Equity	10,673,638	12,597,848

Total Liabilities and Members’ Equity	$30,286,084	$30,712,731

See notes to financial statements.	2

WEBSTER STREET HOTEL, LLC

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2004	2003
Departmental revenues:
Rooms	$7,077,135	$3,821,348
Food and beverage	236,265	134,870
Parking	274,961	158,379
Other departmental	228,725	116,056

	7,817,086	4,230,653

Departmental expenses:
Rooms	1,272,456	790,329
Food and beverage	253,623	167,930
Parking	63,124	47,512
Other departmental	123,549	62,043

	1,712,752	1,067,814

Total departmental profit	6,104,334	3,162,839

Overhead expenses:
Administrative and general	435,007	290,273
Credit card commissions	183,312	96,820
Management fee (Note 7)	312,895	169,372
Advertising and sales (Notes 6 and 7)	464,136	312,124
Royalties (Note 6)	391,773	211,630
Repairs and maintenance	239,706	145,307
Utilities	330,113	184,034
General insurance (Note 7)	87,043	65,471
Real estate and personal property taxes	337,128	135,214

	2,781,113	1,610,245

Income from operations	3,323,221	1,552,594

Other charges:
Interest expense	1,206,145	823,696
Depreciation and amortization	1,336,074	1,314,441

	2,542,219	2,138,137

Net income (loss)	$781,002	($585,543)

See notes to financial statements.	3

WEBSTER STREET HOTEL, LLC

STATEMENTS OF MEMBERS’ EQUITY

Balance, January 1, 2003	$15,244,143
Net loss	(585,543)
Distributions	(2,060,752)

Balance, December 31, 2003	12,597,848
Net income	781,002
Distributions	(2,705,212)

Balance, December 31, 2004	$10,673,638

See notes to financial statements.	4

WEBSTER STREET HOTEL, LLC

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2004	2003
Cash flows from operating activities:
Net income (loss)	$781,002	($585,543)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,336,074	1,314,441
Ground rent amortization	10,411	10,411
(Increase) decrease in assets:
Accounts receivable	(15,303	(81,737)
Prepaid expenses and other	(2,130)	(51,241)
Other assets	(6,553)	(6,553)
Increase in liabilities:
Accounts payable and accrued expenses	138,592	360,049

Net cash flows provided by operating activities	2,255,199	959,827

Cash flows from investing activities:
Restricted cash	(434.708)	(124,098)
Deferred costs	(321,176)	(669,601)
Prepaid ground lease		(989,103)
Capital expenditures	(35,960)	(8,675,083)

Net cash used in investing activities	(791,844)	(10,457,885)

Cash flows from financing activities:
Distributions to members	(2,705,212)	(2,060,752)
Net proceeds (repayments) of note payable, bank	(17,641,029)	11,696,070
Proceeds from long-term debt	19,000,000

Net cash provided by (used in) financing activities	(1,346,241)	9,635,318

Net increase in cash	117,114	137,260
Cash, beginning	247,894	110,634

Cash, ending	$365,008	$247,894

See notes to financial statements.	5

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

1.	Description of the business and summary of significant accounting policies:

Description of business:

Webster Street Hotel, LLC (the Company) was formed as of February 9, 2000 as a limited liability company (LLC) for the purpose of owning and operating a 188 room “Courtyard by Marriott” located in Boston, Massachusetts. The hotel commenced operations in April 2003.

Estimates and assumptions:

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates used.

Cash:

The Company maintains its cash in bank deposit accounts, which at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk.

Restricted cash:

Under the terms of its debt agreement, the Company is required to deposit 3% of annual gross revenues, as defined, into an account to be used for equipment replacement, repairs and renovations.

Accounts receivable:

The Company continuously monitors the creditworthiness of customers and establishes an allowance for amounts that may become uncollectible in the future based on current economic trends, historical payment and bad debt write-off experience, and any specific customer related collection issues.

Property and equipment:

Property and equipment are stated at cost. Depreciation is being provided using the straight-line method over the estimated useful asset lives.

6

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

1.	Summary of significant accounting policies (continued):

Deferred expenses:

Cost related to obtaining financing and franchise application fees are capitalized and amortized over the term of the related agreement using the straight-line method.

Income taxes:

The Company was formed as an LLC and is taxed as a partnership. Federal and state income tax regulations provide that a partnership is not subject to income taxes at the partnership level. Rather, each partner is taxed on their share of the Partnership’s taxable income, whether or not distributed, and is entitled to deduct on their own income tax return their share of any net losses of the Partnership to the extent of tax basis of their partnership interest, subject to certain passive activity loss limitations.

2.	Property and equipment:

	2004	2003
Building	$27,333,577	$27,333,577
Furniture, fixtures and equipment	2,569,140	2,533,180

	29,902,717	29,866,757
Less accumulated depreciation	2,013,970	864,880

	$27,888,747	$29,001,877

The Company capitalized interest costs on borrowings incurred during the period of construction. Capitalized interest was added to the cost of the underlying assets and is being amortized over the useful lives of the assets. The Company capitalized $210,000 of interest in connection with the construction of the hotel in 2003.

The Company entered into a project administration agreement with an affiliate. The agreement was completed in 2003 for a total cost of $700,000. The project administration fee was capitalized as part of the building.

3.	Prepaid ground lease:

In October 2000, the Company entered into a noncancellable ground lease with the City of Brookline, Massachusetts for a period not to exceed 95 years. Under the terms of the ground lease, the Company was required to pay an initial lease payment of $75,000, perform improvements to the property, as defined, and pay the City 50% of all parking fees collected from the 60 overnight resident parking spaces located on the property.

7

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

3.	Prepaid ground lease (continued):

The initial lease payment and property improvements are being amortized on a straight-line basis over the term of the ground lease. Rent expense was $10,411 and $12,871 in 2004 and 2003, respectively.

4.	Long-term debt:

Note payable, Prudential Insurance (Prudential), payable in monthly installments of interest only at 5.98% through July 2006. Beginning in August 2006, monthly principal and interest payments of $126,854 are required through July 2009, at which time the remaining outstanding balance is due.

The aggregate maturities of long-term debt as of December 31, 2004 are as follows:

Year Ending December 31:
2005	$—
2006	162,464
2007	406,791
2008	431,795
2009	17,998,950

$19,000,000

In January 2005, the Company borrowed an additional $4,000,000 from Prudential. The additional borrowing is payable in monthly installments of interest only at 5.69% through July 2006. Beginning in August 2006, monthly principal and interest payments of $26,018 are required through July 2009, at which time the remaining outstanding balance is due.

The notes are secured by substantially all assets of the Company.

5.	Note payable, bank:

Note payable, bank, is subject to the terms of a building loan agreement and provides for a borrowing limit of $19,200,000. The note requires monthly payments of interest only. The note matures in April 2004, but provides for up to four six-month extensions, subject to certain terms and conditions. The note is secured by substantially all assets of the Company and is guaranteed by, among others, New Castle Hotels, LLC, an affiliate of the Company. The note was paid in full in June 2004.

8

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

6.	Franchise agreement:

In June 2001, the Company entered into a franchise agreement to operate the hotel as a “Courtyard by Marriott” franchise. The initial term of the agreement is for 20 years and requires monthly payments of 7.50% of gross room revenues, as defined, which includes a 2% advertising fee. Total franchise expense was $533,720, including advertising expense of $141,949, in 2004 and $288,059, including advertising expense of $76,429, in 2003.

7.	Related party transactions:

Management agreement:

In April 2001, the Company entered into a management agreement with Brookline Hotel Management, LLC, an affiliate of the Company. The agreement calls for a monthly fee of 4% of gross revenues. The initial term of the agreement is ten years, but provides for two five-year extensions at the Company’s option.

Insurance:

The Company obtains general and workers compensation insurance through an affiliate. Total insurance premiums paid to the affiliate were $107,226 and $115,679 in 2004 and 2003, respectively.

Marketing fees:

An affiliate provides marketing services to the Company. Total marketing fees paid to the affiliate were $2,090 and $29,645 in 2004 and 2003, respectively.

8.	Supplemental disclosure of cash flow information:

Cash paid for interest was $1,155,647 and $1,033,116 in 2004 and 2003, respectively.

9

Financial Statements

WEBSTER STREET HOTEL, LLC

Three Months Ended March 31, 2005 and 2004

WEBSTER STREET HOTEL, LLC

Three Months Ended March 31, 2005 and 2004

CONTENTS

Page
Accountants’ review report	1

Financial statements:

Balance sheets	2

Statements of operations	3

Statements of members’ equity	4

Statements of cash flows	5

Notes to financial statements	6-9

To the Members
Webster Street Hotel, LLC
Shelton, Connecticut

We have reviewed the balance sheets of Webster Street Hotel, LLC (the Company) as of March 31, 2005 and 2004, and the related statements of operations, members’ equity, and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Information in these financial statements is the representation of the management of the Company.

A review consists of principally of inquiries of Company personnel and analytical procedures applied to financial information. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is to express an opinion on the financial statements taken as a whole. Accordingly, we do not express an opinion.

Based on our reviews, we are not aware of material modifications that should be made to the financial statements for them to conform with accounting principles generally accepted in the United States of America.

Dworken, Hillman, LaMorte & Sterczala, P.C.

June 27, 2005

WEBSTER STREET HOTEL, LLC

BALANCE SHEETS
(See Accountants’ Review Report)

	March 31,
	2005	2004
Assets (Notes 4 and 5)
Current assets:
Cash	$390,406	$175,300
Restricted cash	606,773	157,096
Accounts receivable	118,196	170,683
Prepaid expenses and other	132,241	76,744

Total current assets	1,247,616	579,823
Property and equipment (Note 2)	27,609,429	28,723,192
Prepaid ground lease, net of accumulated amortization (2005, $23,425; 2004, $13,014) (Note 3)	965,648	976,059
Deferred costs, net of accumulated amortization (2005, $59,456; 2004, $599,414)	381,599	70,187
Other		3,200

Total Assets	$30,204,292	$30,352,461

Liabilities and Members’ Equity
Current liabilities:
Note payable, bank (Note 4)		$17,641,029
Accounts payable and accrued expenses	$797,227	640,045

Total current liabilities	797,227	18,281,074
Long-term debt (Note 5)	23,000,000
Members’ Equity	6,407,065	12,071,387

Total Liabilities and Members’ Equity	$30,204,292	$30,352,461

See notes to financial statements.	2

WEBSTER STREET HOTEL, LLC

STATEMENTS OF OPERATIONS
(See Accountants’ Review Report)

	Three Months
	Ended March 31,
	2005	2004
Departmental revenues:
Rooms	$1,384,537	$1,064,061
Food and beverage	49,896	43,092
Parking	67,445	54,786
Other departmental	51,831	43,133

	1,553,709	1,205,072

Departmental expenses:
Rooms	293,535	232,729
Food and beverage	57,805	47,479
Parking	9,672	19,461
Other departmental	32,152	16,751

	393,164	316,420

Total departmental profit	1,160,545	888,652

Overhead expenses:
Administrative and general	79,664	94,659
Credit card commissions	35,383	25,782
Management fee (Note 7)	62,511	52,020
Advertising and sales (Notes 6 and 7)	91,591	78,645
Royalties (Note 6)	76,764	60,088
Repairs and maintenance	64,807	53,810
Utilities	110,545	93,268
General insurance (Note 7)	20,625	23,282
Real estate and personal property taxes	101,514	84,282

	643,404	565,836

Income from operations	517,141	322,816

Other charges:
Interest expense	320,724	312,148
Depreciation and amortization	305,480	437,129

	626,204	749,277

Net loss	($109,063)	($426,461)

See notes to financial statements.	3

WEBSTER STREET HOTEL, LLC

STATEMENTS OF MEMBERS’ EQUITY
(See Accountants’ Review Report)

	2005	2004
Balance, January 1	$10,673,638	$12,597,848
Net loss	(109,063)	(426,461)
Distributions	(4,157,510)	(100,000)

Balance, March 31	$6,407,065	$12,071,387

See notes to financial statements.	4

WEBSTER STREET HOTEL, LLC

STATEMENTS OF CASH FLOWS
(See Accountants’ Review Report)

	Three Months
	Ended March 31,
	2005	2004
Cash flows from operating activities:
Net loss	($109,063)	($426,461)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	305,480	437,129
Ground rent amortization	2,603	2,603
Increase in assets:
Accounts receivable	(20,556)	(88,347)
Prepaid expenses and other	(78,838)	(25,473)
Increase in liabilities:
Accounts payable and accrued expenses	184,781	169,544

Net cash flows provided by operating activities	284,407	68,995

Cash flows from investing activities:
Restricted cash	(47,967)	(32,998)
Deferred costs	(44,680)
Capital expenditures	(8,852)	(8,591)

Net cash used in investing activities	(101,499)	(41,589)

Cash flows from financing activities:
Distributions to members	(4,157,510)	(100,000)
Proceeds from long-term debt	4,000,000

Net cash used in financing activities	(157,510)	(100,000)

Net increase (decrease) in cash	25,398	(72,594)
Cash, beginning	365,008	247,894

Cash, ending	$390,406	$175,300

See notes to financial statements.

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Three Months Ended March 31, 2005 and 2004
(See Accountants’ Review Report)

1.	Description of the business and summary of significant accounting policies:

Description of business:

Webster Street Hotel, LLC (the Company) was formed as of February 9, 2000 as a limited liability company (LLC) for the purpose of owning and operating a 188 room “Courtyard by Marriott” located in Boston, Massachusetts. The hotel commenced operations in April 2003.

Estimates and assumptions:

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates used.

Cash:

The Company maintains its cash in bank deposit accounts, which at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk.

Restricted cash:

Under the terms of its debt agreement, the Company is required to deposit 3% of annual gross revenues, as defined, into an account to be used for equipment replacement, repairs and renovations.

Accounts receivable:

The Company continuously monitors the creditworthiness of customers and establishes an allowance for amounts that may become uncollectible in the future based on current economic trends, historical payment and bad debt write-off experience, and any specific customer related collection issues.

Property and equipment:

Property and equipment are stated at cost. Depreciation is being provided using the straight-line method over the estimated useful asset lives.

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Three Months Ended March 31, 2005 and 2004
(See Accountants’ Review Report)

1.	Summary of significant accounting policies (continued):

Deferred expenses:

Cost related to obtaining financing and franchise application fees are capitalized and amortized over the term of the related agreement using the straight-line method.

Income taxes:

The Company was formed as an LLC and is taxed as a partnership. Federal and state income tax regulations provide that a partnership is not subject to income taxes at the partnership level. Rather, each partner is taxed on their share of the partnership’s taxable income, whether or not distributed, and is entitled to deduct on their own income tax return their share of any net losses of the partnership to the extent of tax basis of their partnership interest, subject to certain passive activity loss limitations.

2.	Property and equipment:

	2005	2004
Building	$27,333,577	$27,333,577
Furniture, fixtures and equipment	2,577,990	2,541,771

	29,911,567	29,875,348
Less accumulated depreciation	2,302,138	1,152,156

	$27,609,429	$28,723,192

The Company capitalized interest costs on borrowings incurred during the period of construction. Capitalized interest was added to the cost of the underlying assets and is being amortized over the useful lives of the assets. The Company capitalized $210,000 of interest in connection with the construction of the hotel in 2003.

The Company entered into a project administration agreement with an affiliate. The agreement was completed in 2003 for a total cost of $700,000. The project administration fee was capitalized as part of the building.

3.	Prepaid ground lease:

In October 2000, the Company entered into a noncancellable ground lease with the City of Brookline, Massachusetts for a period not to exceed 95 years. Under the terms of the ground lease, the Company was required to pay an initial lease payment of $75,000, perform improvements to the property, as defined, and pay the City 50% of all parking fees collected from the 60 overnight resident parking spaces located on the property.

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Three Months Ended March 31, 2005 and 2004
(See Accountants’ Review Report)

3.	Prepaid ground lease (continued):

The initial lease payment and property improvements are being amortized on a straight-line basis over the term of the ground lease. Rent expense was $2,603 for the three months ended March 31, 2005 and 2004.

4.	Note payable, bank:

Note payable, bank, is subject to the terms of a building loan agreement and provides for a borrowing limit of $19,200,000. The note requires monthly payments of interest only. The note matures in April 2004, but provides for up to four six-month extensions, subject to certain terms and conditions. The note is secured by substantially all assets of the Company and is guaranteed by, among others, New Castle Hotels, LLC, an affiliate of the Company. The note was paid in full in June 2004.

5.	Long-term debt:

Note payable, Prudential Insurance (Prudential), payable in monthly installments of interest only at 5.98% through July 2006. Beginning in August 2006, monthly principal and interest payments of $126,854 are required through July 2009, at which time the remaining outstanding balance is due.	$19,000,000
Note payable, Prudential, payable in monthly installments of interest only at 5.69% through July 2006. Beginning in August 2006, monthly principal and interest payments of $26,018 are required through July 2009, at which time the remaining outstanding balance is due.	4,000,000

$23,000,000

The notes are secured by substantially all assets of the Company.

The aggregate maturities of long-term debt as of March 31, 2005 are as follows:

Year Ending December 31:
2005	$–
2006	205,275
2007	496,145
2008	526,368
2009	21,772,212

$23,000,000

WEBSTER STREET HOTEL, LLC

NOTES TO FINANCIAL STATEMENTS

Three Months Ended March 31, 2005 and 2004
(See Accountants’ Review Report)

6.	Franchise agreement:

In June 2001, the Company entered into a franchise agreement to operate the hotel as a “Courtyard by Marriott” franchise. The initial term of the agreement is for 20 years and requires monthly payments of 7.50% of gross room revenues, as defined, which includes a 2% advertising fee. Total franchise expense was $104,678, including advertising expense of $27,914 and $81,375, including advertising expense of $21,287 for the three months ended March 31, 2005 and 2004, respectively.

7.	Related party transactions:

Management agreement:

In April 2001, the Company entered into a management agreement with Brookline Hotel Management, LLC, an affiliate of the Company. The agreement calls for a monthly fee of 4% of gross revenues. The initial term of the agreement is ten years, but provides for two five-year extensions at the Company’s option.

Insurance:

The Company obtains general and workers compensation insurance through an affiliate. There were no insurance premiums paid to the affiliate during the three months ended March 31, 2005 and 2004.

Marketing fees:

An affiliate provides marketing services to the Company. Total marketing fees paid to the affiliate were $628 and $1,580 for the three months ended March 31, 2005 and 2004, respectively.

8.	Supplemental disclosure of cash flow information:

Cash paid for interest was $312,768 and $205,812 for the three months ended March 31, 2005 and 2004, respectively.

9.	Subsequent event:

In June 2005, the Company sold substantially all of its assets to Hersha Hospitality Limited Partnership for $54,500,000. The Company used the proceeds to repay all outstanding debt.